================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 15, 2005
                        (Date of earliest event reported)

                                   ----------

                               GSI COMMERCE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-16611                04-2958132
       (State or other           (Commission File No.)        (IRS Employer
jurisdiction of incorporation)                             Identification No.)

                   935 First Avenue, King of Prussia, PA 19406
              (Address of principal executive offices and zip code)

                                 (610) 265-3229
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 15, 2005, GSI Commerce, Inc. (the "Registrant") issued a press release announcing its results for the third fiscal quarter ended October 1, 2005, and certain other information (the "Q3 Release"). On the same day, the Registrant also issued a press release announcing that the Registrant's consolidated financial statements for fiscal 2004, 2003 and 2002, and its interim financial statements for the first two quarters of fiscal 2005 and for the first three quarters of fiscal 2004 would be restated. Copies of these press releases are furnished as part of this report and incorporated herein by reference.

     The Q3 Release (included as Exhibit 99.1) contains adjusted EBITDA, merchandise sales and certain ratios that use merchandise sales which may be considered non-GAAP financial measures. The Registrant uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of the Registrant's common stock both on a quarterly and annual basis, and does not consistently reflect the Registrant's results from its core business activities.

     The Registrant also uses merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management are related to the amount of sales made through the Registrant's platform, whether or not the Registrant records the revenue from such sales. The Registrant believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.

   These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in the Q3 Release and to be included the conference call have been reconciled to the nearest GAAP measure as is required under Securities and Exchange Commission rules.

   As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, dated November 15, 2005, relating to the Registrant's results for the third fiscal quarter ended October 1, 2005

99.2 Press Release, dated November 15, 2005, relating to the Registrant's decision to restate certain financial results

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GSI COMMERCE, INC.


                                        By: /s/ Michael G. Rubin
                                            ------------------------------------
                                            Michael G. Rubin
                                            Chairman and Chief Executive Officer


Dated: November 15, 2005

                                  Exhibit Index

Exhibit No.   Description
-----------   ------------------------------------------------------------------

99.1 Press Release, dated November 15, 2005, relating to the Registrant's results for the third fiscal quarter ended October 1, 2005

99.2 Press Release, dated November 15, 2005, relating to the Registrant's decision to restate certain financial results